UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant         ☒             Filed by a Party other than the Registrant         ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

XAI Floating Rate & Alternative Income Trust
(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Headline:

XFLT Upcoming Proxy Vote

Body:

Your shares. Your vote. Your voice.

The Special Meeting of Shareholders of XFLT is now extended to August 6, 2026.

Vote FOR the proposal on the WHITE proxy card ahead of the new voting deadline.

To review fund proxy information, click here: https://xainvestments.com/xflt-proxy/

Need help voting? Contact Okapi Partners LLC, toll-free, at (855) 305-0855.

#XAInvestments #XFLT #RealPathForward #VoteToday

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